Finance Expense	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Finance Expense	Finance Expense

	Year ended December 31,
	2023	2022
Interest on loans and borrowings(1)	$11,299	$20,420
Accretion of deferred revenue	3,032	3,407
Accretion of provision for rehabilitation and closure costs	2,703	2,191
Interest on lease liabilities	1,477	706
Other finance expenses(2)	7,311	6,499
	$25,822	$33,223
During the year ended December 31, 2023, the Company capitalized $17.0 million (2022 - $6.2 million) of borrowing costs to projects in progress. (2) Other finance expenses during the year ended December 31, 2023 included $4.1 million (2022 - $3.3 million) credit loss provision on certain accounts receivable (see Note 23).